SUPPLEMENT Dated December 17, 2013
To the Current Prospectus For:

ING Focus Variable Annuity

Issued by ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus dated April 30, 2007, as amended, for your variable annuity contract.
Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING UPCOMING INVESTMENT PORTFOLIO CHANGES

Please Note: The following information only affects you if you currently invest in or plan to invest in a subaccount that corresponds to the investment portfolios referenced below.

REORGANIZATION OF INVESTMENT PORTFOLIO

The Board of Trustees of ING Investors Trust has approved a proposal to reorganize the following “Merging
Portfolio” with and into the following “Surviving Portfolio.” The proposed reorganization is subject to approval by the shareholders of the Merging Portfolio. If shareholder approval is obtained, it is expected the reorganization will be effective on or about the close of business on the Merger Date shown below.

Merging Portfolios	Surviving Portfolios	Merger Date
ING PIMCO Total Return Bond Portfolio	ING Intermediate Bond Portfolio (Class S)	March 21, 2014
(Class S)

Prior to the reorganization, the ING PIMCO Total Return Bond Portfolio will be renamed the ING Total Return
Bond Portfolio and change its investment subadviser to ING Investment Management Co. LLC effective on or about the close of business on February 4, 2014.

On the effective reorganization dates noted above, a shareholder of the Merging Portfolio will become a shareholder of the corresponding Surviving Portfolio. Each shareholder will thereafter hold shares of the corresponding
Surviving Portfolio having equal aggregate value as shares of the Merging Portfolio, and the Merging Portfolio will no longer be available under the contract.

Prior to the reorganization, you may reallocate your contract value in each Merging Portfolio to another investment portfolio or fixed option currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in each Merging Portfolio on the reorganization date will be placed in the corresponding Surviving
Portfolio. Unless you provide us with alternative allocation instructions, after the reorganization date all future allocations directed to a given Merging Portfolio will be automatically allocated to the corresponding Surviving
Portfolio. You may provide alternative instructions by calling our Customer Service Center.

As of the dates noted above, all references in the prospectus to the Merging Portfolios are deleted. For more information, or information related to Investment Option Restrictions, please refer to your prospectus or call our
Customer Service Center.

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ADDITIONAL INVESTMENT PORTFOLIO CHANGES

1.	Effective on or about the close of business on February 7, 2014, the ING JPMorgan Mid Cap Value Portfolio will be closed to new investments including any transfers from other investment options.

2.	Effective on or about the close of business on February 7, 2014, Class S of the following investment portfolios will be closed to new investments including any transfers from other investment options and the following share class will become available for investment under your contract:

	Investment Portfolio	New Share Class
	ING International Index Portfolio	Class ADV
	ING Invesco Equity and Income Portfolio	Class S2

Unless you provide us with alternative allocation instructions, any future allocation directed to a closed portfolio or closed share class will be allocated pro rata among the other available funds you have selected in your allocation instructions, if any. You may provide alternative instructions by contacting our Customer Service Center. All references in the prospectus to information regarding the above investment portfolios are changed accordingly.

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